SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                        _________________


                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                        _________________


                Date of Report: November 20, 2003
                (Date of earliest event reported)


                       TEMPLE-INLAND INC.
     (Exact Name of Registrant as Specified in its Charter)

      Delaware             001-08634             75-1903917
  (State or Other         (Commission           (IRS Employer
    Jurisdiction          File Number)       Identification No.)
 of Incorporation)



        1300 South MoPac Expressway, Austin, Texas 78746
            (Address of Principal Executive Offices)


                         (512) 434-5800
      (Registrant's telephone number, including area code)



                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Exhibits.

     (c)  Exhibits.

     99.1 Press release issued by Temple-Inland Inc. (the
          "Company") on November 20, 2003, announcing initiatives to cut costs and improve asset utilization in its corrugated packaging converting operation.

Item 9. Regulation FD Disclosure.

     On November 20, 2003, the Company issued a press release announcing initiatives to cut costs and improve asset utilization in its corrugated packaging converting operation. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.



                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TEMPLE-INLAND INC.


Date: November 20, 2003       By:  /s/ M. Richard Warner
                                 ----------------------------
                              Name:  M. Richard Warner
                              Title: President

                          EXHIBIT INDEX

Exhibit   Description                                       Page
-------   -----------                                       ----

99.1      Press release issued by the Company on November     4
          20, 2003, announcing initiatives to cut costs and improve asset utilization in its corrugated packaging converting operation.